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                                                                   EXHIBIT 10.13
Recording Requested by and:
When Recorded Return to:

Thompson & Knight LLP
1700 Pacific, Suite 3300
Dallas, TX 75201
Attention: Craig B. Anderson


                             MODIFICATION AGREEMENT
                           (SECOND AMENDMENT TO LEASE)

        This MODIFICATION AGREEMENT (this "AGREEMENT") is made as of February 8, 2000, by BNP LEASING CORPORATION, a Delaware corporation ("BNP"), and ELECTROGLAS, INC., a Delaware corporation ("ELECTROGLAS")

                                 R E C I T A L S

        A. BNP and Electroglas executed a Lease Agreement dated as of March 31, 1997 (as subsequently amended, the "LEASE"), which was amended and supplemented by a Construction Funding Agreement (First Amendment to Lease Agreement) dated July 1, 1998 (the "FIRST LEASE AMENDMENT"), and which Lease covered, among other things, the real property described therein. A Short Form of Lease dated March 31, 1997 was recorded as Document No. 13654978 in the Official Records of Santa Clara County, California (the "MEMORANDUM OF LEASE"). (The real property described in Exhibit A to the Lease, save and except any portion thereof no longer covered by the Lease, and any and all other real or personal property from time to time covered by the Lease and included within the "Property" as defined therein are hereinafter collectively referred to as the "PROPERTY".)

        B. BNP and Electroglas executed a Purchase Agreement dated as of March 31, 1997 (as subsequently amended, the "PURCHASE AGREEMENT"), which Lease covered, among other things, the Property. A Memorandum of Purchase Agreement dated March 31, 1997 was recorded as Document No. 13654979 in the Official Records of Santa Clara County, California (the "MEMORANDUM OF PURCHASE AGREEMENT").

        C. In connection with the construction of the Construction Projects, Electroglas has requested that a portion of the Land, consisting of approximately 4,766 square feet as described in Exhibit A (the "RELEASED PARCEL"), be released from the terms and conditions of the Lease and be conveyed by BNP to the Redevelopment Agency of the City of San Jose ("BUYER"), pursuant to the terms of the Purchase and Sale Agreement and Escrow Instructions dated January 10, 2000 between BNP and Buyer (the "PURCHASE AND SALE AGREEMENT").

        D. BNP and Electroglas now desire to modify the Lease, on and subject to the terms and conditions set forth below.

        NOW, THEREFORE, in consideration of the above recitals and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1. Definitions. Capitalized terms used in this Agreement and not otherwise defined herein shall have the meanings given to them in the original Lease and previous amendments thereto.


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2.      Modifications.

        a. The definition of "Land" as defined in the Lease, the Memorandum of Lease, and Memorandum of Purchase Agreement is amended to refer to the Land as described in the original Lease, the Memorandum of Lease, and Memorandum of Purchase Agreement save and except the Released Parcel.

        b. The definition of each of "Property" and "Real Property" as defined in the Lease, the Memorandum of Lease, and Memorandum of Purchase Agreement as it relates to the Land is amended to exclude the Released Parcel.

        c. All references to the Land or the Real Property in the Purchase Agreement, the Pledge Agreement, and the Construction Funding Agreement and all documents executed in connection therewith (including the Memorandum of Lease and Memorandum of Purchase Agreement) are modified accordingly to exclude the Released Parcel.

3. Proceeds from the Sale of the Released Parcel. All proceeds received by BNP from the sale of the Released Parcel pursuant to the Purchase and Sale Agreement shall be treated as Qualified Payments under the Lease.

4. Execution of Purchase and Sale Agreement. Contemporaneously with the execution of this Agreement, BNP is executing the Purchase and Sale Agreement at the request of Electroglas, and in connection therewith Electroglas represents and warrants that BNP may lawfully convey the Released Parcel to the Buyer and may thereafter convey the remainder of the Property to another party, all without violating any platting or subdivision ordinance, regulation or other law applicable to the Property. Without limiting the foregoing, Electroglas confirms its indemnification obligations to BNP as provided in Sections 5.(d) and 7.(a) of the Lease, as they relate to the sale of the Released Parcel and the performance of BNP's obligations, representations and warranties pursuant to the terms of the Purchase and Sale Agreement.

5. Ratification. The Lease, as amended by this Agreement, is hereby ratified and confirmed in all respects.

6. Entire Agreement. This Agreement and the documents and agreements referred to herein set forth the entire agreement between the parties concerning the subject matter hereof and no amendment or modification of this Agreement shall be binding or valid unless expressed in a writing executed by both parties hereto.

7. Successors and Assigns. All of the covenants, agreements, terms and conditions to be observed and performed by the parties hereto shall be applicable to and binding upon their respective heirs, personal representatives, successors and, to the extent assignment is permitted under the Lease, their respective assigns.

8. Further Modifications. From and after the date of this Agreement, in all documents related to this transaction references to the "Lease", "Purchase Agreement", "Pledge Agreement", or the "Construction Funding Agreement" are intended to mean the Lease, Purchase Agreement, Pledge Agreement, or Construction Funding Agreement, as the case may be, as amended hereby. In


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        addition, all documents related to this transaction using capitalized terms, the definitions of which terms are modified hereby, shall be deemed amended hereby to incorporate the same modifications to such capitalized terms.

9. Execution in Counterparts. To facilitate execution, this Agreement may be executed in as many identical counterparts as may be required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signature of all persons required to bind any party, appear on each counterpart. All counterparts, taken together, shall collectively constitute a single instrument. It shall not be necessary in making proof of this Agreement to produce or account for more than a single counterpart containing the respective signatures of, or on behalf of, each of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

10. Recitals. The recitals contained herein are incorporated by this reference.


        IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                                     BNP LEASING CORPORATION,
                                     a Delaware corporation

                                     By: /s/ David C. Schad
                                         -------------------------------------
                                           David C. Schad, President


                                     ELECTROGLAS, INC., a Delaware corporation

                                     By: /s/ A Stegall
                                         -------------------------------------
                                           Armand Stegall, Chief Financial
                                           Officer and Vice President of
                                           Finance


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                      CONSENT AND AGREEMENT OF PARTICIPANT

          The undersigned Participant hereby consents to the execution and delivery of this Agreement and the modifications and amendments provided therein. Participant hereby ratifies and confirms in all respects the Participation Agreement, and agrees that its obligations and covenants thereunder shall continue in full force and effect.

                                      BANQUE NATIONALE DE PARIS

                                      By: /s/ Gavin S. Holles
                                         -------------------------------------
                                            Gavin S. Holles, Vice President

                                      By: /s/ Stuart Darby
                                         -------------------------------------
                                            Stuart Darby, Assistant Vice
                                            President


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STATE OF TEXAS                  )
                                )
COUNTY OF DALLAS                )


On February 14, 2000, before me, Kathryn Hackett, personally appeared David C. Schad, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person, or the entity upon behalf of which the person acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Kathryn Hackett

[Notary Seal affixed here]


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STATE OF CALIFORNIA                      )
                                         )SS
COUNTY OF Santa Clara                    )


On February 10, 2000, before me, Avaline Dolores Squier, a Notary Public in and for said state, personally appeared A. Stegall, personally known to me (or proved to me on the basis of satisfactory evidence) to be the person(s) whose name(s) is/are subscribed to the within instrument and acknowledged to me that he/she/they executed the same in his/her/their authorized capacity(ies), and that by his/her/their signature(s) on the instrument the person(s), or the entity upon behalf of which the person(s) acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Avaline Dolores Squier

[Notary Seal affixed here]


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STATE OF CALIFORNIA                     )
                                        )
COUNTY OF San Francisco                 )


On February 17th, 2000, before me, Andrew Albright, personally appeared Gavin
S. Holles and Stuart Darby, (or proved to me on the basis of satisfactory evidence) to be the persons whose names are subscribed to the within instrument and acknowledged to me that they executed the same in their authorized capacity, and that by their signature on the instrument the persons, or the entity upon behalf of which the persons acted, executed the instrument.

WITNESS my hand and official seal.

Signature /s/ Andrew F. Albright

[Notary Seal affixed here]


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                                    EXHIBIT A

                              PROPERTY DESCRIPTION

REAL PROPERTY in the City of San Jose, County of Santa Clara, State of California, described as follows:

Being a portion of the 6.70 acre parcel of land as shown upon that certain Record of Survey filed for record October 24, 1950 in Book 29 of Maps at page 6, Santa Clara County Records;

Commencing at an angle in the centerline of Piercy Road as shown upon that certain Record of Survey filed for record March 14, 1984 in Book 525 of Maps at pages 52 through 59, Santa Clara County Records, from which point a monument in said centerline of Piercy Road bears North 44 degrees 33'30" East, 2011.10 feet (North 44 degrees 33'30" East, 2011.15 feet as shown on said Record of Survey);

Thence North 23 degrees 37'49" West, 21.54 feet to the northerly line of said Piercy Road;

Thence along said northerly line, South 89 degrees 34'15" West, 1037.38 feet to the True Point of Beginning;

Thence continuing along said northerly line, South 89 degrees 34'15" West,
152.87 feet;

Thence North 35 degrees 48'27" West, 151.93 feet to a point of cusp;

Thence Southeasterly along a curve to the left, from which the center bears North 54 degrees 11'33" East, having a radius of 270.00 feet, through a central angle of 54 degrees 37'19", an arc length of 257.40 feet;

Thence North 84 degrees 34'15" East, 102.10 feet to a point of cusp;

Thence Westerly along a curve to the left, from which the center bears South 00 degrees 25'45" East, having a radius of 330.00 feet, through a central angle of 14 degrees 16'57", an arc length of 82.26 feet to the True Point of Beginning.

Containing 4,766 square feet of land, more or less.

                                                              [Seal containing:
                       Licensed Land Surveyor State of California in first Ring
                          Steve W. Danner No. 5106 Exp. 6-30-03 in center ring]
                                                            /s/ Steve W. Danner


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Diagram of Parcel Map